Exhibit 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of May 30, 2018
among
PINNACLE FOODS FINANCE LLC,
as the Borrower,
PEAK FINANCE HOLDINGS LLC,
as Holdings,
THE GUARANTORS PARTY HERETO,
BARCLAYS BANK PLC,
as Administrative Agent, Swing Line Lender and L/C Issuer,
BANK OF AMERICA, N.A.,
as L/C Issuer,
and
THE OTHER LENDERS PARTY HERETO
________________

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and
MIZUHO BANK, LTD.,
as Joint Lead Arrangers and Joint Bookrunners

This First Amendment, dated as of May 30, 2018 (this “Incremental Amendment”), to the Fourth Amended and Restated Credit Agreement, dated as of March 15, 2018, among Pinnacle Foods Finance LLC, a Delaware limited liability company (the “Borrower’’), Peak Finance Holdings LLC, a Delaware limited liability company (“Holdings”), Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”), and the Lenders party thereto from time to time (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), is entered into by and among the Borrower, Holdings, the other Guarantors listed on the signature pages hereto, the Administrative Agent and the Additional B Term Lenders (as defined below) pursuant to Section 2.14 of the Credit Agreement. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Bank, Ltd. are acting as joint lead arrangers and joint lead bookrunners (in such capacities, the “Incremental Arrangers”) in connection with this Incremental Amendment;
WHEREAS, the Borrower has requested a new tranche of term loans (the “Additional B Term Loans”), pursuant to and subject to the conditions of Section 2.14 of the Credit Agreement and Section I of this Incremental Amendment, which shall be provided by the Persons listed on Schedule I hereto (each, an “Additional B Term Lender”, and collectively, the “Additional B Term Lenders”, and the principal amount of Additional B Term Loans to be provided by such Additional B Term Lender, its “Additional B Term Commitment”) in an aggregate principal amount equal to $250,000,000, and which shall have the same terms (other than with respect to issue price), and be part of the same Class, as the Initial B Term Loans;
WHEREAS, the proceeds of the Additional B Term Loans, together with the proceeds of certain Revolving Credit Borrowings and cash on hand of the Borrower, will be used to redeem all of the Borrower’s outstanding 4.875% Senior Notes; and
WHEREAS, the Borrower has requested that the Credit Agreement be amended in accordance with Section 2.14 of the Credit Agreement to reflect the existence and terms of this Incremental Amendment (the Credit Agreement, as so amended, the “Amended Credit Agreement”);
NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions and covenants herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION I.	ADDITIONAL B TERM LOANS
A.     The Borrower confirms and agrees that (i) it has requested an additional tranche of term loans, in a total aggregate principal amount of $250,000,000 pursuant to and on the terms set forth in Section 2.14 of the Credit Agreement and herein (the “Additional B Term Loan Borrowing”), (ii) prior to the Incremental Effective Date (as defined below), the Borrower has delivered to the Administrative Agent a timely Committed Loan Notice with respect to the Additional B Term Loan Borrowing and (iii) on the Incremental Effective Date, the Borrower will borrow (and hereby requests the funding of) the full amount of Additional B Term Loans from the Additional B Term Lenders.
B.     Each Additional B Term Lender confirms and agrees that, on the Incremental Effective Date, it shall make available to the Borrower Additional B Term Loans in the aggregate principal amount of its Additional B Term Commitment. Amounts repaid or prepaid with respect to the Additional B Term Loans may not be reborrowed. The Additional B Term Commitment of each Additional B Term Lender shall be automatically and permanently reduced to $0 upon the making of such Additional B Term Lender’s Additional B Term Loans on the Incremental Effective Date.
C.     The Additional B Term Lenders and each Loan Party that is a party hereto agree that, effective on and at all times after the Incremental Effective Date, (i) each reference to “Initial B Term Commitment”, “Term Commitment” and “Commitment” in the Loan Documents shall be deemed to include the Additional B Term Commitments, (ii) each reference to “Initial B Term Loan”, “Term Loans”, and “Loans” in the Loan Documents shall be deemed to include the Additional B Term Loans, (iii) each reference to “Term Borrowing” and “Borrowing” in the Loan Documents shall be deemed to include the Additional B Term Loan Borrowing and (iv) each reference to “Initial B Term Lender”, “Term Lender” and “Lender” in the Loan Documents shall be deemed to include the Additional B Term Lenders, and each Additional B Term Lender will be bound by all obligations, and entitled to all the benefits, of an Initial B Term Lender, a Term Lender and a Lender under the Amended Credit Agreement in respect of its Additional B Term Commitments. No Additional B Term Lender ever is or ever shall be in any respect responsible or liable for any obligation of any other Additional B Term Lender, Initial B Term Lender, Term Lender or Lender under the Amended Credit Agreement.
D.     The Additional B Term Lenders and each Loan Party that is a party hereto agree that, effective on and at all times after the Incremental Effective Date, the Additional B Term Loans shall have the same terms (other than with respect to issue price), and be part of the same Class, as the Initial B Term Loans. Commencing on the Incremental Effective Date, the Interest Period for the Initial B Term Loans (including, for the avoidance of doubt, the Additional B Term Loans) shall be the Interest Period in effect for the Initial B Term Loans immediately prior to the Incremental

Effective Date. The Additional B Term Lenders acknowledge that the prepayment of the Initial Term Loans (as defined in and outstanding under the Original Credit Agreement) on the Fourth A&R Refinancing Effective Date that was deemed to be applied to reduce the scheduled repayments of the Initial B Term Loans made on the Fourth A&R Refinancing Date shall be deemed to apply to the scheduled repayments of the Initial B Term Loans (including the Additional B Term Loans) from and after the Incremental Effective Date, such that, as a result of such deemed applications, from and after the Incremental Effective Date, no scheduled repayments of the Initial B Term Loans (including the Additional B Term Loans) shall be required pursuant to Section 2.07(b) of the Credit Agreement prior to the Maturity Date for the Initial B Term Loans (including the Additional B Term Loans).
E.     The Borrower shall apply the aggregate proceeds of the Additional B Term Loans, together with the proceeds of certain Revolving Credit Borrowings and cash on hand, to redeem all of the Borrower’s outstanding 4.875% Senior Notes, together with outstanding and accrued interest thereon and fees and other amounts related thereto.
F.     This Incremental Amendment shall satisfy the notice requirements of Section 2.14(a) of the Credit Agreement with respect to the Additional B Term Facility. The Administrative Agent hereby consents to the Additional B Term Lenders’ making of such Additional B Term Loans.
SECTION II.     AMENDMENTS TO THE CREDIT AGREEMENT
A.     Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
“Additional B Term Commitment” has the meaning specified in the First Incremental Amendment.
“Additional B Term Lender” has the meaning specified in the First Incremental Amendment.
“Additional B Term Loans” has the meaning specified in the First Incremental Amendment.
“First Incremental Amendment” means the First Amendment dated as of May 30, 2018, to this Agreement.
“First Incremental Amendment Effective Date” means the date on which the First Incremental Amendment became effective in accordance with its terms.
B.     The Credit Agreement is hereby amended by deleting the definitions “4.875% Senior Notes” and “4.875% Senior Notes Indenture” and all references thereto.

C.     The definition of “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Arrangers” means, collectively (i) Bank of America, N.A., Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and Morgan Stanley Senior Funding, Inc., in their capacities as Joint Lead Arrangers and Joint Bookrunners with respect to the Initial B Term Loans, (ii) Bank of America, N.A. and Barclays Bank PLC, in their capacities as Joint Lead Arrangers and Joint Bookrunners with respect to the Initial A Term Loans and Revolving Credit Facility, and (iii) Merrill Lynch, Pierce, Finner & Smith Incorporated and Mizuho Bank, Ltd., in their capacities as Joint Lead Arrangers and Joint Bookrunners with respect to the Additional B Term Loans.”
D.     The definition of “Initial B Term Commitment” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following at the end thereof: “On the First Incremental Amendment Effective Date, the aggregate amount of the Initial B Term Commitments shall be $250,000,000.”
E.     Section 2.01(a)(i) of the Credit Agreement is hereby amended by inserting the following at the end thereof: “On the First Incremental Amendment Effective Date, subject to the terms and conditions set forth herein (including Section 2.17) and in the First Incremental Amendment, each Additional B Term Lender severally agrees to make to the Borrower a single loan denominated in Dollars in an amount equal to such Additional B Term Lender’s Additional B Term Commitment on the First Incremental Amendment Effective Date. The proceeds of the Additional B Term Loans shall be used, together with certain Revolving Credit Borrowings and cash on hand of the Borrower, to redeem all of the Borrower’s outstanding 4.875% senior unsecured notes due 2021. Each Additional B Term Lender’s Additional B Term Commitment shall terminate immediately and without further action on the First Incremental Effective Date.”
F.     The proviso in clause (A) of Section 2.07(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“; provided that, the prepayment of Initial Term Loans (as defined in and outstanding under the Original Credit Agreement) on the Fourth A&R Refinancing Effective Date, in an aggregate principal amount of $1,000,000,000, shall be deemed to be applied to reduce the scheduled repayments required under this Section 2.07(b) of (i) the Initial B Term Loans made on the Fourth A&R Refinancing Effective Date from and after the Fourth A&R Refinancing Effective Date and (ii) the Additional B Term Loans from and after the First Incremental Effective Date, in each case, in direct order of maturity and, as a result of such deemed applications, as of the First Incremental Effective Date, no scheduled repayments of the Initial B Term Loans (including the Additional B Term Loans) shall be required prior to the Maturity Date for the Initial B Term Loans (including the Additional B Term Loans) and”
G.     Section 6.15 of the Credit Agreement is hereby amended by (a) replacing the “and” immediately preceding “(ii)” with a comma and (b) adding the following at the end thereof “and (iii) the Additional B Term Loans, together with Revolving Credit Borrowings and cash on hand, to redeem all of the Borrower’s outstanding 4.875% senior unsecured notes due 2021.”
H.     Clause (iv) of Section 10.07(b)(i)(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(iv) in connection with the primary syndication of the Initial B Term Loans or the Additional B Term Loans hereunder; provided that such assignments in connection with the primary syndication of the Initial B Term Loans or the Additional B Term Loans, as the case may be, shall be in consultation with the Borrower;”
SECTION III.     CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective on the date (the “Incremental Effective Date”) upon which the following conditions precedent are satisfied:
A.     Execution. The Administrative Agent shall have (i) executed this Incremental Amendment and (ii) received a counterpart signature page of this Incremental Amendment duly executed by (a) each of the Loan Parties and (b) each Additional B Term Lender.
B.     Committed Loan Notice. The Administrative Agent shall have received a Committed Loan Notice executed by the Borrower relating to the Additional B Term Loan Borrowing.
C.     Opinion of Counsel to Loan Parties. The Administrative Agent shall have received an executed copy of a written opinion of Cravath, Swaine & Moore LLP, counsel for the Loan Parties, addressed to the Administrative Agent and the Additional B Term Lenders, dated as of the Incremental Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.
D.     No Default or Event of Default. No event has occurred and is continuing or will result from the transactions contemplated by this Incremental Amendment that would constitute a Default or an Event of Default.
E.     Representations and Warranties. Each of the representations and warranties contained in Section IV below shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
F.     PATRIOT Act.    The Administrative Agent shall have received at least three Business Days prior to the Incremental Effective Date all documentation and other information required by regulatory authorities with respect to the Borrower under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been reasonably requested by the Administrative Agent at least five Business Days in advance of the Incremental Effective Date. At least five Business Days prior to the Incremental Effective Date, the Borrower, as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), shall have delivered to the Administrative Agent a certification regarding beneficial ownership, as required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association (the “Beneficial Ownership Certification”).
G.     Flood Determinations. The Administrative Agent shall have obtained with respect to each Mortgaged Property a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto).
H.     Fees and Expenses. The Administrative Agent and the Incremental Arrangers shall have received all fees and other amounts due and payable on or prior to the Incremental Effective Date (including any upfront fees on the Additional B Term Loans, which, in each case, may take the form of original issue discount, and any amounts payable under Section 3.05 of the Credit Agreement), including, to the extent invoiced at least one Business Day prior to the Incremental Effective Date, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Incremental Amendment or under any other Loan Document (including all reasonable fees, charges and disbursements of Latham & Watkins LLP, counsel to the Administrative Agent and the Incremental Arrangers, incurred in connection with this Incremental Amendment).
I.     Other Documents.  The Administrative Agent shall have received customary corporate documents (including resolutions and good standing certificates) and certificates (including officer’s and secretary’s certificates and a certificate from the chief financial officer of the Borrower with respect to the solvency (on a consolidated basis) of Parent and its subsidiaries) each in form and substance reasonably satisfactory to the Administrative Agent.
SECTION IV.     REPRESENTATIONS AND WARRANTIES
In order to induce the Additional B Term Lenders to extend credit to the Borrower in the form of Additional B Term Loans and to induce the Administrative Agent and each Additional B Term Lender to enter into this Incremental Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each of the parties hereto that the following statements are true and correct in all material respects:
A.     Corporate Power and Authority; Binding Obligations. Each Loan Party which is party hereto has all requisite power and authority to enter into this Incremental Amendment and to carry out the transactions contemplated by, and to perform its obligations under, this Incremental Amendment and under the Amended Credit Agreement and the other Loan Documents to which it is a party. This Incremental Amendment has been duly authorized, executed and delivered by each Loan Party party hereto, and this Incremental Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of each such Loan Party, to the extent party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general principles of equity.
B.     Incorporation of Representations and Warranties from the Credit Agreement. The representations and warranties contained in Article V of the Amended Credit Agreement are and will be true and correct in all material respects on and as of the Incremental Effective Date, after giving effect to the transactions contemplated by this Incremental Amendment; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
C.     PATRIOT Act. To the extent applicable, each Loan Party and each Subsidiary of each Loan Party is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the PATRIOT Act. No part of the proceeds of the Additional B Term Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

D.     Beneficial Ownership Certification. As of the Incremental Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
SECTION V.         ACKNOWLEDGMENT AND CONSENT
As of the Incremental Effective Date, each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Incremental Amendment and the Amended Credit Agreement and consents to the amendment of the Credit Agreement effected pursuant to this Incremental Amendment, and acknowledges and agrees that, upon the effectiveness of the transactions contemplated hereby, the Additional B Term Lenders are “Initial B Term Lenders”, “Lenders” and “Secured Parties” for all purposes under the Loan Documents to which such Guarantor is a party. As of the Incremental Effective Date, the Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document (as amended hereby)).
As of the Incremental Effective Date, the Borrower and each Guarantor acknowledge and agree that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Incremental Amendment and the Amended Credit Agreement.
As of the Incremental Effective Date, each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Incremental Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendment of the Credit Agreement effected pursuant to this Incremental Amendment and (ii) nothing in this Incremental Amendment, the Amended Credit Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to, or amendment and restatement of, the Amended Credit Agreement.
SECTION VI.     MISCELLANEOUS
A.     Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)     On and after the Incremental Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(ii)     Except as specifically amended by this Incremental Amendment, the Amended Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)     The execution, delivery and performance of this Incremental Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents. This Incremental Amendment and the Amended Credit Agreement do not constitute a novation or termination of the Indebtedness and Obligations existing under the Credit Agreement.
B.     Headings. Section and Subsection headings in this Incremental Amendment are included herein for convenience of reference only and shall not constitute a part of this Incremental Amendment for any other purpose or be given any substantive effect.
C.     Integration, Governing Law and Waiver of Jury Trial. The provisions of Sections 10.12 (Integration), 10.16 (Governing Law) and 10.17 (Waiver of Right to Trial by Jury) of the Amended Credit Agreement shall apply with like effect to this Incremental Amendment. This Incremental Amendment is a Loan Document as defined in the Amended Credit Agreement.
D.     Counterparts. This Incremental Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic method of an executed counterpart of a signature page to this Incremental Amendment shall be effective as delivery of an original executed counterpart of this Incremental Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic method be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic method.
E.     Severability. If any provision of this Incremental Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Incremental Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

F.     Post-Effective Requirements.
(a)    Within 60 days after the Incremental Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion in writing), the Borrower shall deliver to the Administrative Agent either:
(i)     (x) confirmation from local counsel in each jurisdiction where a Mortgaged Property is located, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations (as defined in each Mortgage), including the amendment of the Obligations contemplated hereby, for the benefit of the Secured Parties and no other documents, instruments, filings, recording, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by this Incremental Amendment and the other documents executed in connection therewith, for the benefit of the Secured Parties and (y) title searches with respect to each Mortgaged Property in form and substance reasonably satisfactory to the Administrative Agent; or
(ii)     Mortgage amendments reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”) or new mortgages reflecting the Obligations contemplated hereby, each in form and substance reasonably satisfactory to the Administrative Agent, with respect to each Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable.
(A)    In connection with any Mortgage Amendment delivered pursuant to this clause (ii), date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable title insurance policy delivered in connection with each Mortgage, and in connection with any new mortgages delivered pursuant to this clause (ii), new title insurance policies each in form and substance reasonably satisfactory to Administrative Agent.

(B)    Legal opinions relating to the amendments to the Mortgages or new mortgages, as applicable, described in this clause (ii), which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.
(C)    Evidence that the reasonable fees, costs and expenses have been paid, to the extent invoiced, in connection with the preparation, execution, filing and recordation of the items delivered pursuant to this paragraph (F), including, without limitation, reasonable attorneys’ fees, title insurance premiums, filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes and title search charges and other charges incurred in connection herewith.
[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	PINNACLE FOODS FINANCE LLC

By: _/s/ Craig D. Steeneck_____________
Name: Craig D. Steeneck
Title: Executive Vice President
         and Chief Financial Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

GUARANTORS :	PINNACLE FOODS INC.

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

PEAK FINANCE HOLDINGS LLC

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

PINNACLE FOODS FINANCE CORP.

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

PINNACLE FOODS GROUP LLC

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

PINNACLE FOODS INTERNATIONAL CORP.

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

BIRDS EYE FOODS, INC.

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

AVIAN HOLDINGS LLC

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

BIRDS EYE FOODS LLC

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

KENNEDY ENDEAVORS, INCORPORATED

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

SEASONAL EMPLOYERS, INC.

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

GLK HOLDINGS, INC.

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

GLK, LLC

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

PINNACLE FOODS FORT MADISON LLC

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

BOULDER BRANDS, INC.

By: ___/s/ Craig D. Steeneck___________
Name: Craig D. Steeneck
Title: Executive Vice President and
Chief Financial Officer

BOULDER BRANDS USA, INC.

By: __/s/ Jessica Morgan___________
Name: Jessica Morgan
Title: Vice President and
     Assistant Secretary

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as Administrative Agent

By: __/s/ Ritam Bhalla_______________
Name: Ritam Bhalla
Title: Director

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Additional B Term Lender

By: __/s/ Aashish Dhakad_____________
Name: Aashish Dhakad
Title: Managing Director

[Signature Page to First Amendment to Fourth Amended and Restated Credit Agreement]

Schedule I

Additional B Term Loans

Additional B Term Lender	Additional B Term Loans	Percentage of Additional B Term Loans
Bank of America, N.A.	$250,000,000	100%
TOTAL	$250,000,000	100%